(2_FIDELITY_LOGOS)FIDELITY

TREND
FUND
ANNUAL REPORT
DECEMBER 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                6    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       9    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              10   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     20   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    24   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    29   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS            30

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets throughout the fourth quarter, the Standard & Poor's 500 Index rose more than 33% in 1997, about three times its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post solid returns as the year drew to a close.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997          PAST 1   PAST 5    PAST 10
                                         YEAR     YEARS     YEARS

FIDELITY TREND                           8.55%    72.39%    292.19%

S&P 500   (REGISTERED TRADEMARK)         33.36%   151.62%   425.77%

GROWTH FUNDS AVERAGE                     25.30%   117.56%   356.18%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 820 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997    PAST 1   PAST 5   PAST 10
                                   YEAR     YEARS    YEARS

FIDELITY TREND                     8.55%    11.51%   14.64%

S&P 500                            33.36%   20.27%   18.05%

GROWTH FUNDS AVERAGE               25.30%   16.47%   15.93%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971231 19980120 135914 S00000000000001
             Trend                       S&P 500
             00005                       SP001
  1987/12/31      10000.00                    10000.00
  1988/01/31      10500.00                    10421.00
  1988/02/29      11347.13                    10906.62
  1988/03/31      11487.26                    10569.60
  1988/04/30      11834.39                    10686.93
  1988/05/31      11579.62                    10779.90
  1988/06/30      12423.57                    11274.70
  1988/07/31      12261.15                    11231.86
  1988/08/31      11878.98                    10849.97
  1988/09/30      12165.61                    11312.18
  1988/10/31      12232.48                    11626.66
  1988/11/30      11901.27                    11460.40
  1988/12/31      12432.74                    11660.96
  1989/01/31      13409.29                    12514.54
  1989/02/28      13386.18                    12202.93
  1989/03/31      13758.02                    12487.26
  1989/04/30      14585.44                    13135.34
  1989/05/31      15272.17                    13667.32
  1989/06/30      15084.57                    13589.42
  1989/07/31      16052.69                    14816.55
  1989/08/31      16662.37                    15106.95
  1989/09/30      16742.77                    15045.01
  1989/10/31      15794.75                    14695.97
  1989/11/30      15985.70                    14995.77
  1989/12/31      16367.98                    15355.66
  1990/01/31      14954.02                    14325.30
  1990/02/28      15323.84                    14510.09
  1990/03/31      15598.67                    14894.61
  1990/04/30      14841.02                    14522.25
  1990/05/31      16248.62                    15938.17
  1990/06/30      16274.62                    15829.79
  1990/07/31      15951.50                    15779.13
  1990/08/31      14361.92                    14352.70
  1990/09/30      13262.59                    13653.72
  1990/10/31      12701.78                    13595.01
  1990/11/30      13838.25                    14473.25
  1990/12/31      14295.85                    14877.05
  1991/01/31      15192.84                    15525.69
  1991/02/28      16545.81                    16635.78
  1991/03/31      16915.82                    17038.36
  1991/04/30      17087.74                    17079.26
  1991/05/31      17887.56                    17817.08
  1991/06/30      16628.03                    17001.06
  1991/07/31      17779.17                    17793.31
  1991/08/31      18212.72                    18215.01
  1991/09/30      18093.12                    17910.82
  1991/10/31      18283.73                    18150.82
  1991/11/30      17237.24                    17419.34
  1991/12/31      19481.89                    19412.12
  1992/01/31      19603.58                    19051.05
  1992/02/29      20072.09                    19298.72
  1992/03/31      19420.01                    18922.39
  1992/04/30      19305.40                    19478.71
  1992/05/31      19779.64                    19574.15
  1992/06/30      19329.11                    19282.50
  1992/07/31      20415.91                    20071.15
  1992/08/31      20091.85                    19659.70
  1992/09/30      20392.20                    19891.68
  1992/10/31      20878.29                    19961.30
  1992/11/30      22107.35                    20641.98
  1992/12/31      22749.46                    20895.88
  1993/01/31      23295.11                    21071.40
  1993/02/28      23158.81                    21357.97
  1993/03/31      24130.78                    21808.63
  1993/04/30      23242.97                    21280.86
  1993/05/31      24505.26                    21851.19
  1993/06/30      24955.47                    21914.55
  1993/07/31      24888.15                    21826.90
  1993/08/31      26192.52                    22654.14
  1993/09/30      26764.75                    22479.70
  1993/10/31      27252.84                    22945.03
  1993/11/30      25990.55                    22727.05
  1993/12/31      27105.59                    23002.05
  1994/01/31      28183.76                    23784.12
  1994/02/28      27197.35                    23139.57
  1994/03/31      25435.58                    22130.68
  1994/04/30      25577.80                    22413.96
  1994/05/31      25632.86                    22781.54
  1994/06/30      24917.14                    22223.40
  1994/07/31      25586.98                    22952.32
  1994/08/31      27064.30                    23893.37
  1994/09/30      26481.63                    23307.98
  1994/10/31      26600.92                    23832.41
  1994/11/30      25137.36                    22964.43
  1994/12/31      25290.37                    23305.00
  1995/01/31      25077.09                    23909.30
  1995/02/28      25900.43                    24841.04
  1995/03/31      26297.22                    25574.10
  1995/04/30      26674.17                    26327.26
  1995/05/31      27254.47                    27379.56
  1995/06/30      28112.53                    28015.58
  1995/07/31      29481.46                    28944.58
  1995/08/31      30279.99                    29017.23
  1995/09/30      31212.45                    30241.76
  1995/10/31      30423.83                    30133.80
  1995/11/30      31381.09                    31456.67
  1995/12/31      30883.26                    32062.53
  1996/01/31      31507.04                    33153.93
  1996/02/29      32550.55                    33461.27
  1996/03/31      32532.70                    33783.50
  1996/04/30      33401.50                    34281.47
  1996/05/31      34323.87                    35165.59
  1996/06/30      33455.06                    35299.57
  1996/07/31      31544.87                    33740.04
  1996/08/31      32282.76                    34451.61
  1996/09/30      34222.71                    36390.55
  1996/10/31      33853.76                    37394.20
  1996/11/30      36198.35                    40220.83
  1996/12/31      36128.30                    39424.06
  1997/01/31      37616.42                    41887.27
  1997/02/28      35793.58                    42215.67
  1997/03/31      33009.28                    40481.03
  1997/04/30      32594.19                    42897.74
  1997/05/31      37032.46                    45509.36
  1997/06/30      39459.15                    47548.18
  1997/07/31      42192.36                    51331.58
  1997/08/31      41860.29                    48455.99
  1997/09/30      45315.12                    51109.92
  1997/10/31      41489.90                    49402.85
  1997/11/30      39970.03                    51689.71
  1997/12/31      39218.84                    52577.22
IMATRL PRASUN   SHR__CHT 19971231 19980120 135917 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Trend Fund on December 31, 1987. As the chart shows, by December 31, 1997, the value of the investment would have grown to $39,219 - a 292.19% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,577 - a 425.77% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Despite a bout with global volatility
in late October, the U.S. equity
market still managed to register
strong gains for the third
consecutive calendar year. For the
12 months that ended December
31, 1997, the Standard & Poor's
500 Index - a measure of the U.S.
stock market - returned 33.36%.
The strength of the S&P 500 reflected
the continued dominance of
large-capitalization stocks during
most of the period. For most of
1996 and part of 1997, stocks of
the largest companies performed
well as investors sought reliability
and consistent earnings growth
track records. Stock prices surged,
investor enthusiasm was high and
the Dow Jones Industrial Average
reached the 8,000-point mark in
August for the first time ever. But
the adage "what goes up, must
come down" may have crept into
investors' minds as many felt the
market had risen too rapidly. In
mid-August, several multinational
companies announced earnings
shortfalls and stocks of smaller
companies came into favor. From
August through December, the S&P
500 returned 2.43%, while the S&P
MidCap 400 Index - a measure
of medium-sized stocks - returned
6.50%. In October, currency
turmoil in several Asian countries
bubbled over, causing concern in
many world markets. As we
entered 1998, sentiment indicated
that the effects of this crisis could
linger, placing pressure on U.S.
economic growth as well as
corporate profits.
An interview with Arieh Coll, Portfolio Manager of Fidelity Trend Fund
Q. HOW DID THE FUND PERFORM, ARIEH?
A. For the 12 months that ended December 31, 1997, the fund had a total return of 8.55%. During the same period, the growth funds average tracked by Lipper Analytical Services returned 25.30%.
Q. WHY DID THE FUND UNDERPERFORM ITS PEER GROUP?
A. For a couple of reasons. First of all, significant trading costs were incurred as I restructured the fund upon becoming manager in January 1997. Following that transition, the fund performed extremely well, rising 37% from the end of March through the end of September - versus a 26% gain for the Standard & Poor's 500 Index. This performance was driven by my emphasis on small-cap stocks and the technology sector. Unfortunately, this same focus hurt the fund as economic difficulties spread throughout Asia in the fourth quarter. Specifically, the technology sector was hardest hit by the Asian turmoil because many companies that sell personal computers or cellular phones are exposed to a slowdown in the Far East. Finally, we saw a "flight to quality" in the fourth quarter. With the uncertainty created by the Asian crisis and concerns about earnings growth, investors fled to safety and large-capitalization stocks, such as regional Bell operating companies (RBOCs) and utilities. Normally, the fund avoids investments in these industries.
Q. WHAT IS THE FUND'S STRATEGY?
A. The fund typically invests in small- and mid-cap stocks because I believe their valuations are more attractive and their earnings growth is more rapid than the stocks in the Standard & Poor's 500 Index. This strategy may sometimes cause more volatile performance, which we experienced in the final quarter of 1997. However, investment results should excel over time as these companies continue to report swift sales and earnings growth.
Q. WHICH INDIVIDUAL HOLDINGS AFFECTED PERFORMANCE?
A. Anchor Gaming more than doubled in the first nine months of the year, but it hurt performance in the fourth quarter. The company designs proprietary slot machines, which are among the most popular in the country. The company experienced remarkable growth and its stock peaked at 99 in October. However, misplaced concerns about earnings growth and insider selling - stock sales by a company executive - led to a decline in the stock's price in the fourth quarter.
Q. WHICH OTHER HOLDINGS HURT PERFORMANCE?
A. APAC Teleservices, a provider of call-center outsourcing, suffered from "Murphy's Law" in 1997 - meaning that everything that could go wrong did. Although I believed the company had good business prospects, APAC experienced problems with its two biggest accounts - United Parcel Service (UPS) had a strike and AT&T cancelled some marketing programs. Nevertheless, call-center outsourcing is an industry with huge growth potential. It is an $80-billion business where only 5% of the industry has been outsourced to date. At the end of the period, I continued to believe that APAC should be a primary beneficiary of this outsourcing trend.
Q. HOW DID YOUR INVESTMENT STRATEGIES HELP YOU FIND ATTRACTIVE
OPPORTUNITIES?
A. I used my global arbitrage strategy to find a few good performers. Global arbitrage means looking for opportunities to invest in companies outside of the U.S. that are engaged in the same business as successful U.S. competitors, but whose stocks are selling at a discount to their U.S. counterparts. For example, Orbotech, an Israeli semiconductor equipment company, was selling at 10 times earnings, while most of its U.S. competitors were selling at about 20 times earnings. I saw no good reason for Orbotech to be trading at such a huge discount to its competitors, so I bought the stock and it doubled in about six months as other people arrived at the same conclusion.
Q. WHAT'S YOUR OUTLOOK?
A. At the end of the period, small- and mid-cap stocks were undervalued relative to their large-cap cousins. For example, stocks in the large-cap-oriented S&P 500 were trading at about 20 times 1998 earnings, even though earnings are only expected to grow 5% on average in 1998. At the same time, many small- and mid-cap stocks were growing earnings at 15% a year, but they were only trading at 14 times earnings. In addition, a reduction in the capital gains tax to 20%, brought about by the Taxpayer Relief Act of 1997, favors smaller-cap stocks that do not pay dividends. I continue to believe that the market will become increasingly supportive of smaller-cap companies in 1998 as the valuation mismatch begins to right itself. The market is efficient over time - just maybe not on a daily or a quarterly basis. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

ARIEH COLL ON FINDING
ATTRACTIVE OPPORTUNITIES IN A
VOLATILE MARKET ENVIRONMENT:
"I use the same strategies for
finding good, undiscovered
companies regardless of changes
in the market environment. I look
for spin-offs, new-product cycles
and companies that are making a
comeback. For example, King
World Productions was trading
at a low valuation relative to its
cash flow, so I bought the shares.
The company brought in new
management, which I thought
could revitalize the company so
that its earnings would grow faster.
"I also tend to buy into `panics' -
when other investors are fleeing
because the stocks have dropped
about 50% in a short period of
time. I constantly do research to
find good companies. I make a list
of the stocks I want to own, but if
they currently are not selling at the
right price, I wait. Then, if
something unexpected happens
and the stock falls, there's a good
chance I'll become a buyer. In
general, I'm looking for growth
companies at reasonable prices, no
matter what the market
environment."
FUND FACTS
GOAL: to increase the value of
the fund's shares by investing
mainly in equity securities of
companies likely to benefit
from economic, financial or
market trends
FUND NUMBER: 005
TRADING SYMBOL: FTRNX
START DATE: June 16, 1958
SIZE: as of December 31,
1997, more than $1.4 billion
MANAGER: Arieh Coll, since
January 1997; manager,
Fidelity Export and
Multinational Fund,
1994-1997; Fidelity
Select Brokerage and
Investment Management
Portfolio, 1993-1995;
Fidelity Select Software and
Computer Services Portfolio,
1991-1994; Fidelity Select
Technology Portfolio,
1992-1993; joined Fidelity
in 1989
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF DECEMBER 31, 1997
                             % OF FUND'S    % OF FUND'S INVESTMENTS
                             INVESTMENTS    IN THESE STOCKS
                                            6 MONTHS AGO

CENDANT CORP.                4.7            0.5

ANCHOR GAMING                4.5            3.6

CREDIT SUISSE GROUP (REG.)   3.1            3.2

AMERICAN EXPRESS CO.         3.0            3.3

MERCK & CO., INC.            2.7            0.0

AT&T CORP.                   2.4            0.0

COGNIZANT CORP.              2.2            2.3

U. S. OFFICE PRODUCTS CO.    2.0            0.4

TELEBRAS SPONSORED ADR       1.9            0.0

CITRIX SYSTEMS, INC.         1.9            0.0

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1997
                  % OF FUND'S    % OF FUND'S INVESTMENTS
                  INVESTMENTS    IN THESE MARKET SECTORS
                                 6 MONTHS AGO

TECHNOLOGY        14.6           22.8

FINANCE           13.9           11.5

SERVICES          13.8           11.1

MEDIA & LEISURE   13.5           13.5

UTILITIES         9.9            5.6

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF DECEMBER 31, 1997 * AS OF JUNE 30, 1997 **
ROW: 1, COL: 1, VALUE: 2.7
ROW: 1, COL: 2, VALUE: 0.0
ROW: 1, COL: 3, VALUE: 97.3
STOCKS 98.9%
CONVERTIBLE
SECURITIES 0.2%
SHORT-TERM
INVESTMENTS 0.9%
FOREIGN
INVESTMENTS 21.6%
STOCKS AND
 EQUITY FUTURES 97.3%
CONVERTIBLE
SECURITIES 0.0%
SHORT-TERM
INVESTMENTS 2.7%
FOREIGN
INVESTMENTS 17.4%
ROW: 1, COL: 1, VALUE: 1.9
ROW: 1, COL: 2, VALUE: 1.2
ROW: 1, COL: 3, VALUE: 96.90000000000001
**
*
INVESTMENTS DECEMBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 93.0%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 1.2%
Alliant Techsystems, Inc. (a)  128,900 $ 7,186
BE Aerospace, Inc. (a)  357,200  9,555
  16,741
BASIC INDUSTRIES - 0.5%
CHEMICALS & PLASTICS - 0.5%
Lawter International, Inc.   175,000  1,903
Zag Industries Ltd. (a)(d)  613,500  5,445
  7,348
CONSTRUCTION & REAL ESTATE - 0.3%
BUILDING MATERIALS - 0.3%
American Residential Services, Inc. (a)  240,000  3,750
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Imperial Credit Commercial Mortgage Investment Corp.  1,000  15
Total construction & real estate   3,765
DURABLES - 1.9%
AUTOS, TIRES, & ACCESSORIES - 0.0%
Car Group PLC (The)  3,000  9
CONSUMER DURABLES - 0.1%
Samsonite Corp. (a)  42,900  1,357
TEXTILES & APPAREL - 1.8%
Timberland Co. Class A (a)(d)  440,700  25,588
total durables   26,954
FINANCE - 13.9%
BANKS - 5.2%
BANACCI SA de CV Class B (a)  238,000  712
BHI Corp. (non-vtg.)  42,100  1,295
Bank of Ireland, Inc.   200,000  3,071
BHF Bank (Bank Berlin Hand)  10,000  289
Citicorp  50,000  6,322
Credit Suisse Group (Reg.)  290,700  44,937
Istituto Bancario San Paolo  500  5
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
BANKS - CONTINUED
National Bank of Canada  588,000 $ 9,707
Societe Generale Class A  68,700  9,352
Sumitomo Bank California  10,000  546
  76,236
CREDIT & OTHER FINANCE - 6.4%
American Express Co.   481,500  42,974
CIT Group, Inc. Class A  70,900  2,287
FIRSTPLUS Financial Group, Inc. (a)  629,300  24,149
Fleet Financial Group, Inc.   100  7
Greenpoint Financial Corp.   16,000  1,161
Long Beach Financial Corp.   1,149,300  13,361
Perpetual PLC  185,000  8,534
  92,473
INSURANCE - 0.2%
Conseco, Inc.   20,000  909
Paula Financial (a)  600  14
Penncorp. Financial Group, Inc.   50,000  1,784
  2,707
SAVINGS & LOANS - 1.3%
Bank United Corp. Class A  10,000  489
CenFed Financial Corp.   51,600  2,322
Dime Bancorp., Inc.   408,400  12,354
Washington Mutual, Inc.   50,000  3,191
  18,356
SECURITIES INDUSTRY - 0.8%
Alliance Capital Management LP  230,000  9,157
New England Investment Companies LP  43,200  1,237
PIMCO Advisors LP Class A unit  37,800  1,141
  11,535
TOTAL FINANCE   201,307
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - 9.8%
DRUGS & PHARMACEUTICALS - 8.9%
Allergan, Inc.   175,000 $ 5,873
Alliance Pharmaceutical Corp. (a)  66,400  481
American Home Products Corp.   281,100  21,504
Astra AB Class A Free shares  1,000  17
Barr Laboratories, Inc. (a)  92,500  3,157
Cellegy Pharmaceuticals, Inc. (a)  6,800  57
Elan Corp. PLC ADR (a)  67,460  3,453
Elf Sanofi SA  80,000  8,898
Forest Laboratories, Inc. (a)  375,400  18,512
Gilead Sciences, Inc. (a)  1,600  61
Glaxo PLC sponsored ADR  27,400  1,312
Glaxo Wellcome PLC  294,300  6,982
Heska Corp.   10,000  124
ICN Pharmaceuticals, Inc.  131,800  6,433
Inhale Therapeutic Systems (a)  19,200  499
Merck & Co., Inc.   365,000  38,781
Rexall Sundown, Inc. (a)  45,100  1,361
Roberts Pharmaceutical Corp. (a)  682,000  6,522
Schering-Plough Corp.   70,500  4,380
Zonagen, Inc. (a)  26,100  475
  128,882
MEDICAL EQUIPMENT & SUPPLIES - 0.7%
ESC Medical Systems Ltd. (a)  50,000  1,938
Laser Industries Ltd. Ord. (a)  247,200  6,767
St. Jude Medical, Inc.   50,000  1,525
  10,230
MEDICAL FACILITIES MANAGEMENT - 0.2%
Columbia/HCA Healthcare Corp.   83,700  2,480
TOTAL HEALTH   141,592
INDUSTRIAL MACHINERY & EQUIPMENT - 1.1%
ELECTRICAL EQUIPMENT - 0.7%
Echostar Communications Corp. Class A (a)  421,400  7,058
Loral Space & Communications Ltd. (a)  134,100  2,875
  9,933
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
PRI Automation, Inc.   57,200 $ 1,652
THK Co. Ltd.   176,300  1,715
  3,367
POLLUTION CONTROL - 0.2%
USA Waste Services, Inc. (a)  79,800  3,132
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   16,432
MEDIA & LEISURE - 13.5%
BROADCASTING - 0.6%
Central European Media Class C (a)  12,500  316
Grupo Televisa SA de CV sponsored ADR (a) 139,000 5,378 Univision Communications, Inc. Class A (a) 50,700 3,539
  9,233
ENTERTAINMENT - 4.2%
AMF Bowling, Inc.   333,700  8,343
Cinar Films, Inc. Class B (sub-vtg.) (a)  7,200  281
Disney (Walt) Co.   135,000  13,373
GameTech International, Inc.   30,500  328
King World Productions, Inc.   468,800  27,073
Viacom, Inc. Class B (non-vtg.) (a)  263,900  10,935
  60,333
LEISURE DURABLES & TOYS - 0.0%
Silicon Gaming, Inc. (a)  44,000  459
LODGING & GAMING - 6.3%
Anchor Gaming (a)(d)  1,158,990  64,614
Hollywood Park, Inc.(a)  37,500  825
Penn National Gaming, Inc. (a)(d)  1,510,000  14,723
Sun International Hotels Ltd. Ord. (a)  286,500  10,780
  90,942
PUBLISHING - 2.4%
Cognizant Corp.  726,100  32,357
US WEST Media Group (a)  100,000  2,887
  35,244
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
RESTAURANTS - 0.0%
Star Buffet, Inc.   3,600 $ 41
TOTAL MEDIA & LEISURE   196,252
NONDURABLES - 8.0%
AGRICULTURE - 0.0%
Northland Cranberries, Inc. Class A  10,000  155
FOODS - 0.3%
Sara Lee Corp.   80,000  4,505
HOUSEHOLD PRODUCTS - 3.7%
Avon Products, Inc.   100,000  6,138
Gillette Co.   252,000  25,310
Procter & Gamble Co.   200,000  15,963
Revlon, Inc. Class A (a)  179,600  6,342
  53,753
TOBACCO - 4.0%
Consolidated Cigar Holdings, Inc. Class A (a) 315,000 8,682 General Cigar Holdings, Inc. (a):
 Class A (d)  693,900  14,789
 Class B  425,885  9,077
Philip Morris Companies, Inc.   559,600  25,357
  57,905
TOTAL NONDURABLES   116,318
RETAIL & WHOLESALE - 5.4%
APPAREL STORES - 0.2%
Stage Stores, Inc. (a)  65,000  2,429
GENERAL MERCHANDISE STORES - 0.1%
Hudson's Bay Co. Ord.   88,700  1,976
RETAIL & WHOLESALE, MISCELLANEOUS - 5.1%
Best Buy Co., Inc. (a)  505,500  18,640
Friedmans, Inc. Class A (a)  173,100  2,358
Micro Warehouse, Inc. (a)  1,274,300  17,761
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - CONTINUED
Sodak Gaming, Inc. (a)  981,700 $ 6,258
U.S.A. Floral Products, Inc.   32,100  506
U.S. Office Products Co. (a)  1,444,082  28,340
  73,863
TOTAL RETAIL & WHOLESALE   78,268
SERVICES - 13.8%
ADVERTISING - 0.8%
Outdoor Systems, Inc. (a)  297,500  11,417
LEASING & RENTAL - 2.2%
Budget Group, Inc. Class A (a)  138,000  4,770
Danka Business Systems PLC sponsored ADR 1,340,000 21,356 Hollywood Entertainment Corp. (a) 578,500 6,147
Thorn PLC  38,000  99
  32,372
PRINTING - 0.1%
Valassis Communications, Inc. (a)  50,000  1,850
SERVICES - 10.7%
APAC Teleservices, Inc. (a)  1,625,300  21,942
BA Merchant Services, Inc. Class A (a)  106,500  1,890
Cendant Corp. (a)  1,981,115  68,101
Computer Horizons Corp. (a)  176,900  8,049
Corrections Corp. of America (a)  303,900  11,263
Employee Solutions, Inc. (a)  97,500  420
Gartner Group, Inc. Class A (a)  553,200  20,607
Lawyers Title Corp.   140,000  4,401
Lazare Kaplan International, Inc. (a)  293,900  3,968
Sitel Corp. (a)  564,300  5,149
Telespectrum Worldwide, Inc. (a)(d)  2,521,100  9,139
  154,929
TOTAL SERVICES   200,568
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - 14.6%
COMMUNICATIONS EQUIPMENT - 0.9%
Advanced Fibre Communication, Inc.   130,000 $ 3,786
Applied Signal Technology, Inc. (a)  157,300  2,163
Aspect Telecommunications Corp. (a)  206,000  4,300
Davox Corp. (a)  100  3
IFR Systems, Inc.   152,950  2,371
Mosaix, Inc. (a)  47,500  419
Positron Fiber Systems Corp. Class A  24,900  163
  13,205
COMPUTER SERVICES & SOFTWARE - 10.0%
Advantage Learning Systems, Inc.   700  15
Affiliated Computer Services, Inc. Class A (a) 231,500 6,091 Advant Corp. (a) 664,100 11,124
Business Objects SA sponsored ADR (a)(d)  880,000  9,130
Ceridian Corp. (a)  354,900  16,259
Check Point Software Technologies Ltd. (a)  100,000  4,075
Citrix Systems, Inc. (a)  363,100  27,596
DST Systems, Inc. (a)  154,600  6,599
EIS International, Inc. (a)  50,000  275
Electronic Data Systems Corp.  106,300  4,671
Electronics for Imaging, Inc. (a)  843,700  14,027
First Data Corp.   400,000  11,700
ICG Communications, Inc. (a)  100,000  2,725
Inso Corp. (a)  50,000  925
Meta Group, Inc. (a)  90,000  1,980
New Dimension Software Ltd. (a)  113,500  2,185
PRT Group, Inc.   6,300  72
Scopus Technology, Inc. (a)  188,100  2,257
Shared Medical Systems Corp.   70,000  4,620
Siebel Systems, Inc. (a)  10,100  422
SunGard Data Systems, Inc. (a)  413,000  12,803
Systems Software Associates, Inc. (a)  603,900  5,284
  144,835
COMPUTERS & OFFICE EQUIPMENT - 0.8%
Digital Lightwave, Inc.   100  1
Unisys Corp. (a)  804,000  11,156
  11,157
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
ELECTRONIC INSTRUMENTS - 2.4%
JDS Fitel, Inc. (a)  448,300 $ 26,671
Novellus Systems, Inc.   2,100  68
Smart Modular Technologies, Inc. (a)  42,640  981
Thermo Electron Corp. (a)  162,600  7,235
  34,955
ELECTRONICS - 0.4%
Celeritek, Inc. (a)  65,800  922
Etec Systems, Inc. (a)  20,200  939
International Rectifier Corp. (a)  185,600  2,192
Taiwan Semiconductor Manufacturing Co. sponsored ADR  23,200  422
Unitrode Corp.   80,300  1,725
  6,200
PHOTOGRAPHIC EQUIPMENT - 0.1%
Polaroid Corp.   36,800  1,792
TOTAL TECHNOLOGY   212,144
TRANSPORTATION - 0.4%
AIR TRANSPORTATION - 0.2%
Transat AT, Inc. (a)  10,000  90
Virgin Express Holdings PLC sponsored ADR  159,400  3,308
  3,398
SHIPPING - 0.2%
Sea Containers Ltd., Class A  94,500  3,024
TOTAL TRANSPORTATION   6,422
UTILITIES - 8.6%
CELLULAR - 1.6%
Centennial Cellular Corp. Class A (a)  200,000  4,100
Mobile Telecommunications Technologies, Inc. (a) 200,000 4,400 Paging Network, Inc. (a) 1,411,400 15,173
  23,673
ELECTRIC UTILITY - 0.0%
Niagara Mohawk Power Corp. (a)  100  1
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
TELEPHONE SERVICES - 7.0%
AT&T Corp.   562,100 $ 34,428
EXCEL Communications, Inc (a).  949,267  13,764
Metromedia Fiber Network, Inc. Class A (a)  100  2
Tel-Save Holdings, Inc. (a)  1,024,700  20,366
Telebras sponsored ADR  240,000  27,945
Telefonica de Argentina SA sponsored ADR  126,600  4,716
  101,221
TOTAL UTILITIES   124,895
TOTAL COMMON STOCKS
(Cost $1,249,760)   1,349,006
NONCONVERTIBLE PREFERRED STOCKS - 1.3%
UTILITIES - 1.3%
TELEPHONE SERVICES - 1.3%
Telecom Italia:
 Mobile Spa de Risp  4,060,000  11,487
 Spa   1,792,200  7,875
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $15,378)   19,362
U.S. TREASURY OBLIGATIONS - 0.1%
   PRINCIPAL
  AMOUNT (000S)
U.S. Treasury Bill yield at date of purchase
 5.44%, 3/05/98 (c) (Cost  $1,682) $ 1,700  1,685
CASH EQUIVALENT - 5.6%
 SHARES

Taxable Central Cash Fund (b)
(Cost $80,629)  80,628,494  80,628
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,347,449)  $ 1,450,681
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)      (000S)  (000S)
Purchased
100 Russell 2000 Stock
Index Futures Contract Mar. 1998 $ 22,067 $ 519
90 S&P 500 Stock
Index Futures Contract Mar. 1998 $ 22,030  331
        $ 850
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 3.0%
LEGEND
1. Non-income producing
2. At period end, the seven-day yield of the Taxable Central Cash Fund was 5.69%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security was pledged to cover margin requirements for futures contracts. At the period end the value of securities pledged amounted to $1,685,000.
4. Affiliated company (see Note 8 of Notes to Financial Statements). OTHER INFORMATION
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States  82.6%
Switzerland  3.1
United Kingdom  2.9
Canada  2.7
France  1.9
Brazil  1.9
Isreal  1.4
Italy  1.3
Others (individually less than 1%)  2.2
TOTAL  100.0%
INCOME TAX INFORMATION
At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $1,357,176,000. Net unrealized appreciation aggregated $93,505,000, of which $189,631,000 related to appreciated investment securities and $96,126,000 related to depreciated investment securities.
The fund hereby designates approximately $109,099,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending December 31, 1998 approximately $46,531,000 of losses recognized during the period November 1, 1997 to December 31, 1997.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) DECEMBER 31, 1997

5.ASSETS                                                            6.         7.

8.INVESTMENT IN SECURITIES, AT VALUE (COST $1,347,449) -            9.         $ 1,450,681
SEE ACCOMPANYING SCHEDULE

10.RECEIVABLE FOR INVESTMENTS SOLD                                  11.         14,791

12.RECEIVABLE FOR FUND SHARES SOLD                                  13.         6,836

14.DIVIDENDS RECEIVABLE                                             15.         1,153

16.INTEREST RECEIVABLE                                              17.         293

18.RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS              19.         126

20.OTHER RECEIVABLES                                                21.         196

22. 23.TOTAL ASSETS                                                 24.         1,474,076

25.LIABILITIES                                                      26.        27.

28.PAYABLE FOR INVESTMENTS PURCHASED                                $ 21,730   29.

30.PAYABLE FOR FUND SHARES REDEEMED                                  7,933     31.

32.DISTRIBUTIONS PAYABLE                                             13,570    33.

34.ACCRUED MANAGEMENT FEE                                            492       35.

36.OTHER PAYABLES AND ACCRUED EXPENSES                               285       37.

38. 39.TOTAL LIABILITIES                                            40.         44,010

41.42.NET ASSETS                                                    43.        $ 1,430,066

44.NET ASSETS CONSIST OF:                                           45.        46.

47.PAID IN CAPITAL                                                  48.        $ 1,274,538

49.UNDISTRIBUTED NET INVESTMENT INCOME                              50.         508

51.ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON            52.         50,943
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

53.NET UNREALIZED APPRECIATION (DEPRECIATION) ON                    54.         104,077
INVESTMENTS AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

55.56.NET ASSETS, FOR 26,430 SHARES OUTSTANDING                     57.        $ 1,430,066

58.59.NET ASSET VALUE, OFFERING PRICE AND REDEMPTION                60.         $54.11
PRICE
PER SHARE ($1,430,067 (DIVIDED BY) 26,430 SHARES)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  YEAR ENDED DECEMBER 31, 1997

61.INVESTMENT INCOME                                         63.          $ 6,958
62.DIVIDENDS

64.INTEREST                                                  65.           3,411

66. 67.TOTAL INCOME                                          68.           10,369

69.EXPENSES                                                  70.          71.

72.MANAGEMENT FEE                                            $ 8,608      73.
BASIC FEE

74. PERFORMANCE ADJUSTMENT                                    (2,569)     75.

76.TRANSFER AGENT FEES                                        2,371       77.

78.ACCOUNTING FEES AND EXPENSES                               585         79.

80.NON-INTERESTED TRUSTEES' COMPENSATION                      9           81.

82.CUSTODIAN FEES AND EXPENSES                                97          83.

84.REGISTRATION FEES                                          138         85.

86.AUDIT                                                      59          87.


88.LEGAL                                                      12          89.


90.INTEREST                                                   11          91.

92.MISCELLANEOUS                                              9           93.

94. TOTAL EXPENSES BEFORE REDUCTIONS                          9,330       95.

96. EXPENSE REDUCTIONS                                        (803)        8,527

97.98.NET INVESTMENT INCOME                                  99.           1,842

100.REALIZED AND UNREALIZED GAIN (LOSS)                      102.         103.
101.NET REALIZED GAIN (LOSS) ON:

104. INVESTMENT SECURITIES (INCLUDING REALIZED LOSS           216,783     105.
 OF $1,348 ON SALES OF INVESTMENTS IN AFFILIATED ISSUERS)

106. FOREIGN CURRENCY TRANSACTIONS                            (22)         216,761

107.CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     108.         109.
ON:

110. INVESTMENT SECURITIES                                    (106,920)   111.

112. ASSETS AND LIABILITIES IN FOREIGN CURRENCIES             (5)         113.

114. FUTURES CONTRACTS                                        850          (106,075)

115.116.NET GAIN (LOSS)                                      117.          110,686

118.119.NET INCREASE (DECREASE) IN NET ASSETS RESULTING      120.         $ 112,528
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                         YEAR ENDED     YEAR ENDED
                                                             DECEMBER 31,   DECEMBER 31,
                                                             1997           1996

121.INCREASE (DECREASE) IN NET ASSETS

122.OPERATIONS                                               $ 1,842        $ 22,944
NET INVESTMENT INCOME

123. NET REALIZED GAIN (LOSS)                                 216,761        101,531

124. CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     (106,075)      79,283

125.                                                          112,528        203,758
126.NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS

127.DISTRIBUTIONS TO SHAREHOLDERS                             (1,184)        (10,104)
FROM NET INVESTMENT INCOME

128. FROM NET REALIZED GAIN                                   (170,047)      (91,162)

129. 130.TOTAL DISTRIBUTIONS                                  (171,231)      (101,266)

131.SHARE TRANSACTIONS                                        1,295,070      484,646
NET PROCEEDS FROM SALES OF SHARES

132. REINVESTMENT OF DISTRIBUTIONS                            151,806        91,110

133. COST OF SHARES REDEEMED                                  (1,289,760)    (615,079)

134.135.                                                      157,116        (39,323)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM SHARE TRANSACTIONS

136.                                                          98,413         63,169
137.TOTAL INCREASE (DECREASE) IN NET ASSETS

138.NET ASSETS                                               139.           140.

141. BEGINNING OF PERIOD                                      1,331,653      1,268,484

142.                                                         $ 1,430,066    $ 1,331,653
END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
INCOME OF $508 AND $3,910, RESPECTIVELY)

143.OTHER INFORMATION                                        145.           146.
144.SHARES

147. SOLD                                                     20,963         8,652

148. ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  2,918          1,629

149. REDEEMED                                                 (20,892)       (11,012)

150. NET INCREASE (DECREASE)                                  2,989          (731)


FINANCIAL HIGHLIGHTS

151.                              YEARS ENDED DECEMBER 31,

152.                              1997                       1996       1995      1994       1993

153.SELECTED PER-SHARE DATA

154.NET ASSET VALUE, BEGINNING    $ 56.81                    $ 52.48    $ 50.99   $ 59.08    $ 54.20

OF PERIOD

155.INCOME FROM INVESTMENT
OPERATIONS

156. NET INVESTMENT INCOME         .08 B                      .62 C      .46       .20        .17

157. NET REALIZED AND              4.46                       8.18       10.71     (4.24)     10.04
 UNREALIZED GAIN (LOSS)

158. TOTAL FROM INVESTMENT         4.54                       8.80       11.17     (4.04)     10.21
 OPERATIONS

159.

160.LESS DISTRIBUTIONS

161. FROM NET INVESTMENT           (.05)                      (.45)      (.47)     (.21)      (.26)
INCOME

162. IN EXCESS OF NET              -                          -          -         -          (.01)
 INVESTMENT INCOME

163. FROM NET REALIZED GAIN        (7.19)                     (4.02)     (9.21)    (3.84)     (5.06)

164. TOTAL DISTRIBUTIONS           (7.24)                     (4.47)     (9.68)    (4.05)     (5.33)

165.NET ASSET VALUE, END OF       $ 54.11                    $ 56.81    $ 52.48   $ 50.99    $ 59.08
PERIOD

166.TOTAL RETURN A                 8.55%                      16.98%     22.11%    (6.70)%    19.15%

167.RATIOS AND SUPPLEMENTAL
DATA

168.NET ASSETS, END OF PERIOD     $ 1,430                    $ 1,332    $ 1,268   $ 1,193    $ 1,393
(IN MILLIONS)

169.RATIO OF EXPENSES TO           .65%                       .66%       .85%      1.04%      .93%
AVERAGE
NET ASSETS

170.RATIO OF EXPENSES TO           .59% D                     .64% D     .82% D    1.04%      .92% D
AVERAGE
NET ASSETS AFTER EXPENSE
REDUCTIONS

171.RATIO OF NET INVESTMENT        .13%                       1.77%      .82%      .39%       .43%
INCOME TO AVERAGE NET ASSETS

172.PORTFOLIO TURNOVER RATE        334%                       142%       186%      29%        50%

173.AVERAGE COMMISSION RATE E     $ .0384                    $ .0384


A THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.28 PER SHARE.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1997




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Trend Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes infor-mation regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures and options transactions, foreign currency transactions, partnerships, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., (fomerly FMR Texas, Inc.), a wholly owned subsidiary of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $4,589,294,000 and $4,631,378,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $43,247,000 and $0, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .42% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an
affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,030,000 for the period.
5. INTERFUND LENDING PROGRAM.
The fund participated in the interfund lending program as a borrower. The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $21,821,000. The weighted average interest rate was 5.65%. Interest expense includes $3,000 paid under the Interfund lending program.
6. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which
6. BANK BORROWINGS - CONTINUED
loans were outstanding amounted to $15,406,000 and $4,444,000, respectively. The weighted average interest rate was 5.84%. Interest expense includes $8,000 paid under the bank borrowing program.
7. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $765,000 under this arrangement.
In addition, the fund has entered into an arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $13,000 and $25,000, respectively, under these arrangements.
8. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNTS IN THOUSANDS
 PURCHASE SALES DIVIDEND
AFFILIATE COST COST INCOME VALUE
Anchor Gaming  $ 49,345 $ 14,896 $ - $ 64,614
Business Objects SA sponsored ADR   1,625  1,742  -  9,130
Carey International, Inc.   2,100  263  -  -
Converse, Inc.   3,283  6,961  -  -
Employee Solutions, Inc.   5,347  14,362  -  -
General Cigar Holdings, Inc. Class A   16,318  8,657  -  14,789
Penn National Gaming, Inc.   10,710  -  -  14,723
Sodak Gaming, Inc.   73  1,829  -  -
Telespectrum Worldwide, Inc.   7,628  -  -  9,139
Timberland Co. Class A   5,148  5,470  -  25,588
Zag Industries Ltd.   1,069  -  -  5,445
TOTALS  $ 102,646 $ 54,180 $ - $ 143,428
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of Fidelity Trend Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Trend Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Trend Fund as of December 31,1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. /s/COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 9, 1998
DISTRIBUTIONS


The Board of Trustees of Fidelity Trend Fund voted to pay to shareholders of record at the opening of business on record date the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE  2/10/97 1/02/98

RECORD DATE  2/07/97 12/26/97

DIVIDENDS  $ - $.05

SHORT-TERM
CAPITAL GAINS  $.13 $4.05

LONG-TERM
CAPITAL GAINS  $.11 $2.90

LONG-TERM
CAPITAL GAIN BREAKDOWN:
 28% rate  100.00% 82.55%
 20% rate  0.00% 17.45%
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
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(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail Johnson, Vice President
Arieh Coll, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
The Chase Manhattan Bank
New York, NY
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